MRC Global

4Q 2024 Earnings Presentation

March 14, 2025



Rob Saltiel
President & CEO

Kelly Youngblood
Executive Vice President & CFO

Forward Looking Statements

This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Words such as "will," "expect," "look forward," "guidance," "targeted", "goals", and similar expressions are intended to identify forward-looking statements. Statements about the company's business, including its strategy, its industry, the company's future profitability, the company's guidance on its sales, Adjusted EBITDA, Adjusted Net Income, Adjusted Diluted EPS, Adjusted SG&A, Gross Profit, Gross Profit percentage, Adjusted Gross Profit, Adjusted Gross Profit percentage, Net Debt, Tax Rate, Capital Expenditures and Cash from Operations, Free Cash Flow, Free Cash Flow after Dividends, growth in the company's various markets and the company's expectations, beliefs, plans, strategies, objectives, prospects and assumptions are not guarantees of future performance. These statements are based on management's expectations that involve a number of business risks and uncertainties, any of which could cause actual results to differ materially from those expressed in or implied by the forward-looking statements. These statements involve known and unknown risks, uncertainties and other factors, most of which are difficult to predict and many of which are beyond our control, including the factors described in the company's SEC filings that may cause our actual results and performance to be materially different from any future results or performance expressed or implied by these forward-looking statements, including the company's Current Report on Form 8-K dated March 14, 2025.

For a discussion of key risk factors, please see the risk factors disclosed in the company's SEC filings, which are available on the SEC's website at www.sec.gov and on the company's website, www.mrcglobal.com. Our filings and other important information are also available on the Investor Relations page of our website at www.mrcglobal.com.

Undue reliance should not be placed on the company's forward-looking statements. Although forward-looking statements reflect the company's good faith beliefs, reliance should not be placed on forward-looking statements because they involve known and unknown risks, uncertainties and other factors, which may cause the company's actual results, performance or achievements or future events to differ materially from anticipated future results, performance or achievements or future events expressed or implied by such forward-looking statements. The company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events, changed circumstances or otherwise, except to the extent required by law.

Treatment of Canada Business as Discontinued Operations

On December 13, 2024, the company entered into a definitive agreement to sell its Canada operations to EMCO Corporation. This transaction is scheduled to close later this month, and the company expects to use the proceeds for reduction of debt. The historical results of the Canada business have been reflected as discontinued operations in the company's audited consolidated financial statements for all periods prior to the definitive agreement. Assets and liabilities associated with the Canada business are classified as assets and liabilities of discontinued operations in our audited Consolidated Balance Sheets as of December 31, 2024 and 2023.

Non-GAAP Disclaimer

In this presentation, the company is providing certain non-GAAP financial measures. These are not measures of financial performance calculated in accordance with U.S. Generally Accepted Accounting Principles (GAAP) and should not be considered as alternatives. The following GAAP measures have the following non-GAAP measures presented and derived from the respective GAAP measures:

- **Net Income or Net Income from Continuing Operations (adjusted EBITDA)**
- **Net Income margin (adjusted EBITDA margin)**
- **Gross profit (Adjusted Gross Profit)**
- **Gross profit percentage (Adjusted Gross Profit percentage)**
- **Net Income (adjusted Net Income from continuing operations)**
- **Diluted Earnings per Share (adjusted diluted EPS)**
- **Selling, general and administrative expense (adjusted SG&A)**
- **Net cash provided by operations (free cash flow and free cash flow after dividends)**
- **Long-term debt, net (Net Debt)**

They should be viewed in addition to, and not as a substitute for, analysis of our results reported in accordance with GAAP. Management believes that these non-GAAP financial measures provide investors a view to measures similar to those used in evaluating our compliance with certain financial covenants under our credit facilities and provide meaningful comparisons between current and prior year period results. They are also used as a metric to determine certain components of performance-based compensation. They are not necessarily indicative of future results of operations that may be obtained by the company.

Executive Summary - Financial Highlights

4Q 2024 and Full Year 2024

Balance Sheet Strength

- Cash flow from continuing operations of $73 million in 4Q24 and $268 million in 2024
- Repurchased all preferred stock in October – *expected to be accretive to 2025 earnings & cash flow*
- Issued a new Term Loan B maturing in October 2031
- Extended the maturity of the ABL to 2029
- Leverage ratio of 1.6x - *target under 1.5x*
- Announced share repurchase program in January

Superb Working Capital Efficiency

- Net working capital to TTM sales ratio of 11.2% - *company record*

Solid Margins

- Adjusted EBITDA of $202 million for 2024, or 6.7% of sales
- Adjusted Gross Profit percentage of 22.0% for 4Q24 and 21.9% for 2024
- Canada business sale – accretive to margins

Revenue

- 4Q24: $664M, down 10% from 4Q23
- 2024: $3.011B, down 8% from 2023
  - International up 14%

Canada Business Divestiture

- Sale expected to close in March
- Canada results reflected in discontinued operations

Note: See reconciliations of GAAP to non-GAAP measures in our appendix. Also see our Current Report on Form 8-K dated March 14, 2025, for a reconciliation of non-GAAP measures to their closest GAAP measures and for a discussion of forward-looking statements and the factors that might impact the various items in the 2025 Outlook.

Fourth Quarter 2024 Results – Key Metrics

Revenue Generation
- Revenue $664M in 4Q24; $3.011B for 2024

Debt Management
- Total Debt $387M
- Net debt $324M
- Net debt leverage ratio 1.6x

Cost Control
- SG&A 18.5% of revenue
- Adjusted SG&A 17.9% of revenue

Working Capital Efficiency
- Net working capital to sales ratio 11.2%

Profitability
- Net loss from continuing operations $(1)M
- Adjusted EBITDA $32M or 4.8% of revenue

Cash Generation & Liquidity
- Cash generated from continuing operations $73M in 4Q24; $268M for 2024
- Liquidity $523M

Gross Margin
- Gross profit percentage 20.3%
- Adjusted gross profit percentage 22.0%

Note: See reconciliation of non-GAAP measures to GAAP measures in the appendix.

Recent Capital Structure Actions

- Issued new Term Loan B for **$350 million** maturing in **2031**
  - Interest expense related to the Term Loan B is tax deductible
- Repurchased convertible preferred stock for **$361 million** in its entirety
  - Eliminates annual preferred dividend of $24 million is not tax deductible
  - Reduces potential dilution risk on an as-converted basis by 20.3 million shares
  - Simplifies capital structure
- Amended global asset-based lending (ABL) facility extending maturity to November **2029**
- Balance sheet transactions are expected to be accretive to earnings and cash flow in **2025** and beyond
  - Nearest debt maturity is November 2029
- Announced **$125 million** share repurchase program in January 2025

Growth Themes for 2025

Gas Utilities Rebound

- Destocking has concluded
- Significant backlog of investments required for reliability and safety
- Expect 4-6% annual growth rates in gas utility spending for the next three years

Product Inflation

- Tariffs increasing costs of steel, aluminum and imported valves
- Majority of product sales are on a "cost plus" basis
- Value accretion to inventory

Natural Gas Infrastructure

- Expect strong increase in natural gas demand and importance in global energy mix
- Gathering, processing, and transmission assets required to monetize US gas
- More favorable U.S. regulatory regime drives increasing investment decisions

Growth Initiatives

- Chemicals revenue growth approaches 10% in 2025, supported by projects
- Mining business expected to grow approximately 10% per year through 2030
- Data center growth exploding – already $10+ million in committed sales to date
- New IMTEC joint venture offers diverse-owned smart meter installation solution

Announcing our New IMTEC Joint Venture

IMTEC services

IMTEC **simplifies procurement, programming and installation** of smart meters and Automated Meter Reading (AMR) technology

- Provides AMR programming and installation with **customizable data file formats**
- **Mitigates risk for gas utilities** by eliminating production delays, protecting from supply disruptions, and improving lead times and delivery
- Delivers **quality assurance** through comprehensive inspection and meter proving aligned with utility and regulatory standards
- **Benefits manufacturers** by offloading work, streamlining production, reducing lead times and improving on-time delivery

JV partner brings **deep technical and meter knowledge capabilities**

- Complements MRC Global's **expansive supply chain and gas utility expertise**
- Qualifies JV as **Tier II diverse supplier** *(application pending)*

Strong initial reception from gas utility customers

- Opportunity for MRC Global to **increase market share** in meter sales
- Further **simplifies supply chain** for gas utilities

Integrated Meter Technical Services

Three-Pronged Capital Allocation Strategy

Strong Balance Sheet & Prudent Debt Management

- Current leverage ratio 1.6x
- Achieve net debt leverage ratio 1.5x or better
- Expected to reach target in 2025


BALANCE SHEETS

Return Capital to Shareholders

- Announced a $125 million share repurchase program over three years
- Combination of systematic and opportunistic purchases


MRC Global
News Release
Business
MRC Global Announces $125 Million Share Repurchase Program
Jan
3
2025

Reinvest for Growth

- Investing in new verticals and expanding market share
  - Chemicals
  - Data Centers
  - Mining


ERP

Financial Outlook – 2025 Targets

Profitability (annual)

- **Revenue growth from 2024**
  - Low to high-single digit increase
- **Each business sector**
  - Low to high-single digit increase
- **Adjusted Gross Profit**
  - Average 21%
- **SG&A/Sales %**
  - Average 15 - 16%
- **Effective tax rate**
  - 26%- 28%

Cash Flow (annual)

- **Cash flow from continuing operations 2025**
  - $100 million or better
- **Capital expenditures**
  - ~$45 million for 2025 *includes ERP system*

Sequential Quarterly Revenue

- **1Q25**
  - Low-single-digit increase compared to 4Q24
- **2Q25**
  - Double-digit increase compared to 1Q25
- **3Q25**
  - Highest revenue quarter
- **4Q25**
  - Seasonal decline

Note: See our Current Report on Form 8-K dated March 14, 2025, for a reconciliation of non-GAAP measures to their closest GAAP measures and for a discussion of forward-looking statements and the factors that might impact the various items in the 2025 Outlook.
Represents continuing operations only. Canada presented in discontinued operations.

Quarterly Financial Performance - GAAP
($ millions, except per share data)

SALES


$740
$771
$664
$3,266
$3,011
4Q23
3Q24
4Q24
YTD 2023
YTD 2024

GROSS PROFIT & % MARGIN


$149
$157
$135
$670
$620
20.1%
20.4%
20.3%
20.5%
20.6%
4Q23
3Q24
4Q24
YTD 2023
YTD 2024

NET INCOME (LOSS) FROM CONTINUING OPERATIONS & % MARGIN


$22
$29
$115
$78
3.0%
3.8%
(0.2%)
3.5%
2.6%
4Q23
3Q24
4Q24
$(1)
YTD 2023
YTD 2024

DILUTED EPS FROM CONTINUING OPERATIONS


$0.19
$0.27
$1.06
$0.57
4Q23
3Q24
4Q24
$(0.14)
YTD 2023
YTD 2024

Quarterly Financial Performance - Adjusted *($ millions)*

ADJUSTED GROSS PROFIT & % MARGIN[1]


$164
22.2%
4Q23
$163
21.1%
3Q24
$146
22.0%
4Q24
$712
21.8%
YTD 2023
$659
21.9%
YTD 2024

ADJUSTED EBITDA & % MARGIN[1]


$49
6.6%
4Q23
$48
6.2%
3Q24
$32
4.8%
4Q24
$251
7.7%
YTD 2023
$202
6.7%
YTD 2024

ADJUSTED NET INCOME FROM CONTINUING OPERATIONS[1]


$27
4Q23
$25
3Q24
$4
4Q24
$122
YTD 2023
$86
YTD 2024

1. See reconciliation of non-GAAP measures to GAAP measures in the appendix

Strong Balance Sheet & Financial Flexibility *($ millions)*

TOTAL DEBT



$301
$85
$387
4Q23
3Q24
4Q24

	4Q23	3Q24	4Q24
Net Debt[1]:	$170	$23	$324
Net Debt Leverage Ratio[2]:	0.7x	0.1x	1.6x

CAPITAL STRUCTURE

December 31, 2024	
Cash and Cash Equivalents	**$ 63**
Total Debt (including current portion):	
Global ABL Facility due 2029	43
Term Loan B due 2031, net of discount	344
Total Debt	$ 387
Common stockholders' equity	516
Total Capitalization	**$ 966**
Liquidity	**$ 523**

CASH FLOW PROVIDED BY CONTINUING OPERATIONS



$84
$98
$73
$177
$268
4Q23
3Q24
4Q24
YTD 2023
YTD 2024

NET WORKING CAPITAL TO SALES RATIO[3]



14.8%
13.3%
11.2%
4Q23
3Q24
4Q24

1. Net debt is calculated as total debt less Cash.
2. Net debt leverage ratio multiples represent net debt / trailing twelve months adjusted EBITDA. Net debt is total debt less cash.
3. Working capital to sales ratio is defined as working capital from continuing operations (excluding debt), net of cash divided by trailing twelve months sales. Calculated with GAAP figures.

Well-Positioned for Long Term Growth, Underpinned by Strong Fundamentals







- Gas Utilities remains a strong growth engine due to customer capital expenditure drivers relating to safety and integrity, emissions reduction and meter modernization
- DIET fundamentals supported by increased maintenance spending on downstream assets, organic growth initiatives in chemicals, data centers and mining as well as energy transition projects in International
- Solid long-term traditional energy fundamentals stemming from demand growth and natural gas-fired electricity demand driving midstream infrastructure investment, benefiting our PTI sector
- Expanding project management expertise provides new growth opportunities in multiple sectors, complementing our traditional MRO capabilities
- Diligent working capital management enables unlocking cash from the balance sheet and returning cash to shareholders

APPENDIX

Adjusted Gross Profit Reconciliation

($ millions)	THREE MONTHS ENDED						YEAR ENDED			
	December 31, 2024		September 30, 2024		December 31, 2023		2024		2023	
	Amount	% of Sales	Amount	% of Sales	Amount	% of Sales	Amount	% of Sales	Amount	% of Sales
Sales	$ 664		$ 771		$ 740		$ 3,011		$ 3,266	
Gross profit	$ 135	20.3%	$ 157	20.4%	$ 149	20.1%	$ 620	20.6%	$ 670	20.5%
Depreciation and amortization	5		6		4		21		19	
Amortization of intangibles	4		5		6		19		21	
Increase (decrease) in LIFO reserve	1		(5)		5		(2)		2	
Transaction costs	1		-		-		1		-	
Adjusted Gross Profit	$ 146	22.0%	$ 163	21.1%	$ 164	22.2%	$ 659	21.9%	$ 712	21.8%

Note: Adjusted gross profit is a non-GAAP measure. For a discussion of the use of adjusted gross profit, see our Current Report on Form 8-K dated March 14, 2025.

Adjusted SG&A Reconciliation

($ millions)	THREE MONTHS ENDED					
	December 31, 2024		September 30, 2024		December 31, 2023	
	Amount	% of Sales	Amount	% of Sales	Amount	% of Sales
Sales	$ 664		$ 771		$ 740	
SG&A	$ 123	18.5%	$ 120	15.6%	$ 121	16.4%
Severance and restructuring	(2)		-		-	
Non-recurring IT related professional fees	(1)		-		-	
Non-recurring other legal and consulting costs	(1)		-		-	
Activism response legal and consulting fees	-		-		(1)	
Adjusted SG&A	$ 119	17.9%	$ 120	15.6%	$ 120	16.2%

Note: Adjusted SG&A is a non-GAAP measure. For a discussion of the use of adjusted SG&A, see our Current Report on Form 8-K dated March 14, 2025.

Adjusted EBITDA Reconciliation

($ millions)	THREE MONTHS ENDED						YEAR ENDED			
	December 31, 2024		September 30, 2024		December 31, 2023		2024		2023	
	Amount	% of Sales	Amount	% of Sales	Amount	% of Sales	Amount	% of Sales	Amount	% of Sales
Sales	$ 664		$ 771		$ 740		$3,011		$ 3,266	
Net (loss) income	$ (23)	(3.5)%	$ 29	3.8%	$ 21	2.8%	$ 55	1.8%	$ 114	3.5%
Loss from discontinued operations, net of tax	22		-		1		23		1	
Net (loss) income from continuing operations	(1)	(0.2)%	29	3.8%	22	3.0%	78	2.6%	115	3.5%
Income tax expense	4		3		2		27		39	
Interest expense	7		4		6		26		32	
Depreciation and amortization	5		6		4		21		19	
Amortization of intangibles	4		5		6		19		21	
Transaction costs	1		-		-		1		-	
Facility closures	-		-		-		1		-	
Severance and restructuring	2		-		-		2		-	
Non-recurring IT related professional fees	1		-		-		1		1	
Increase (decrease) in LIFO reserve	1		(5)		5		(2)		2	
Equity-based compensation expense	5		4		4		16		14	
Non-recurring other legal and consulting costs	1		-		-		1		-	
Activism response, legal and consulting costs	-		-		1		4		1	
Write-off of debt issuance costs	-		-		-		1		-	
Customer settlement	-		-		-		-		3	
Asset disposal	-		-		-		1		1	
Foreign currency losses (gains)	2		2		(1)		5		3	
Adjusted EBITDA	$ 32	4.8%	$ 48	6.2%	$ 49	6.6%	$ 202	6.7%	$ 251	7.7%

Note: Adjusted EBITDA is a non-GAAP measure. For a discussion of the use of adjusted EBITDA, see our Current Report on Form 8-K dated March 14, 2025.

Adjusted Net Income from Continuing Operations Reconciliation

($ millions)	THREE MONTHS ENDED			YEAR ENDED	
	December 31, 2024	September 30, 2024	December 31, 2023	2024	2023
Net (loss) income	$ (23)	$ 29	$ 21	$ 55	$ 114
Loss from discontinued operations, net of tax	22	-	1	23	1
Net (loss) income from continuing operations	(1)	29	22	78	115
Transaction costs, net of tax	1	-	-	1	-
Facility closures, net of tax	-	-	-	1	-
Severance and restructuring, net of tax	2	-	-	2	-
Non-recurring IT related professional fees, net of tax	1	-	-	1	1
Asset disposal, net of tax	-	-	-	1	1
Customer settlement, net of tax	-	-	-	-	2
Non-recurring other legal and consulting costs, net of tax	1	-	-	1	-
Activism response, legal and consulting costs, net of tax	-	-	1	3	1
(Decrease) Increase in LIFO reserve, net of tax	-	(4)	4	(2)	2
Adjusted Net Income from Continuing Operations	$ 4	$ 25	$ 27	$ 86	$ 122

Note: Adjusted net income is a non-GAAP measure. For a discussion of the use of adjusted net income, see our Current Report on Form 8-K dated March 14, 2025.

Net Debt & Leverage Ratio Calculation

($ millions)	December 31, 2024	September 30, 2024	December 31, 2023
Long-term debt	**$ 384**	**$ 85**	**$ 9**
Plus: current portion of debt obligations	3	-	292
Total debt	**$ 387**	**$ 85**	**$ 301**
Less: cash	63	62	131
Net debt	**$ 324**	**$ 23**	**$ 170**
Net debt	$ 324	$ 23	$ 170
Trailing twelve months adjusted EBITDA	202	219	251
Net debt leverage ratio	**1.6x**	**0.1x**	**0.7x**
Preferred stock	-	355	355
Net debt including preferred stock	-	378	525
Trailing twelve months adjusted EBITDA	N/A	219	251
Net debt leverage ratio including preferred stock	**N/A**	**1.7x**	**2.1x**

Note: Net debt and leverage ratio are non-GAAP measures. For a discussion of the use of net debt, see our Current Report on Form 8-K dated March 14, 2025.